Exhibit 3.37
STATE OF CALIFORNIA AARCH FONG FU SECRETARY OF STATE Exhibit 3.37 Form LP-1 CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT—Read instructions on back before completing this form This Certificate is presented for filing pursuant to Section 15621, California Corporations Code. 1. NAME OF LIMITED PARTNERSHIP MCA Management Partnership, Ltd., a California limited partnership 2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE CITY AND STATE ZIP CODE 22750 Hawthorne Blvd., Suite 219 Torrance, CA 90505 3. STREET ADDRESS OF CALIFORNIA OFFICE IF 1 ANOTHER STATE CITY ZIP CODE EXECUTIVE OFFICE IS IN CA 4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984. AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED. THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON19 WITH THE RECORDER OF COUNTY. FILE OR RECORDATION NUMBER 5. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE. IF NECESSARY) a. name: MCA Investment Company c. name address: 22750 Hawthorne Blvd, Suite 219 address: city: Torrance state: CA zip code: 90505 city: state: zip code: 8. NAME: D. NAME: ADDRESS: ADDRESS: CITY: STATE: ZIP CODE: CITY: STATE: ZIP CODE: 6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS: name: Robert D. Mosher, Esq. 445 S. Figueroa Street, 31st Floor Los Angeles CA 90071 ADDRESS: CITY: STATE: CA ZIP CODE: 7. ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY 8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, A PART OF THIS CERTIFICATE. , DISSOLUTlON, CONTINUATION AND CANCELLATION. NUMBER OF PAGES ATTACHED: OF GENERAL PARTNER(S) SIGNATURE(S) IS/ARE: (PLEASE INDICATE NUMBER ONLY) 9235100027 FILED in the office of the Sacratory of State of the Share of Columbia OEC16 1992 MARCH FONG EU SECRETARY OF STATE 9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMlTED-PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS) I. THIS SPACE FOR FILING OFFICER USE SIGNATURE SIGNATURE Jot N. Hollenbeck, President MCA investment Company POSITION OR TITLE DATE POSITION OR TITLE DATE SIGNATURE SIGNATURE POSITION OR TITLE DATE POSITION OR TITLE™ DATE 10. RETURN ACKNOWLEDGEMENT TO: NAME address Alex Jenkins C1TY 5080 Spectrum Drive, Suite 300 W STATE Dallas, TX 75248 ZIP CODE ___ SEC/STATE REV. 1/88 FORM LP-1—FILING FEE: $70 Approved by Secretary of State

State of California

Secretary of State

Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

ECRETARY OF STATE FILE NO. RIGINAL CERTIFICATE—FORM LP-1)	2. NAME OF LIMITED PARTNERSHIP
235100027	MCA MANAGEMENT PARTNERSHIP, LTD. A CALIFORNIA LIMITED PARTNERSHIP

HE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY).

THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: ZIP CODE:	E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME:
CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: CA ZIP CODE:	F. GENERAL PARTNER(S) WITHDRAWN: NAME: NAME:
GENERAL PARTNER ADDRESS CHANGE: AME: ADDRESS: CITY: STATE: ZIP CODE:	G. GENERAL PARTNER ADDED: NAME: ADDRESS: CITY: STATE: ZIP CODE:
PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP: NAME: ADDRESS: CITY: STATE: ZIP CODE:	I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: THE PRENTICE-HALL CORPORATION SYSTEM, INC. ADDRESS: CITY: STATE: CA ZIP CODE:
THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO: ☐ (PLEASE INDICATE NUMBER ONLY)	K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: ☐

IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

MCA Investment Company
ATURE

G.P.
TION OR TITLE DATE

Betsy Dougherty
ATURE

V.P. 3/1/95
TION OR TITLE DATE

SIGNATURE

POSITION OR TITLE DATE

SIGNATURE

POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE

92 3510 0027

FILED
In the office of the Secretary of State of the State of California

MAR 23 1995

Bill Jones
BILL JONES, Secretary of State

URN ACKNOWLEDGMENT TO:

ME

RESS

TE

CODE

93

State of California
Secretary of State

Form LP-

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1): 9235100027

2. NAME OF LIMITED PARTNERSHIP: MCA MANAGEMENT PARTNERSHIP, LTD., A CALIFORNIA LIMITED PARTNERSHIP

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY.

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: Columbia ASC Management, L.P.

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:
ADDRESS: One Park Plaza
CITY: Nashville STATE: TN ZIP CODE: 37203

E. GENERAL PARTNER NAME CHANGE:
OLD NAME:
NEW NAME:

C. CALIFORNIA OFFICE ADDRESS CHANGE:
ADDRESS:
CITY: STATE: CA ZIP CODE:

F. GENERAL PARTNER(S) WITHDRAWN:
NAME:
NAME:

D. GENERAL PARTNER ADDRESS CHANGE:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

G. GENERAL PARTNER ADDED:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP:
NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
NAME:
ADDRESS:
CITY: STATE: CA ZIP CODE:

J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO: ☐
(PLEASE INDICATE NUMBER ONLY)

K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
NUMBER OF PAGES ATTACHED: ☐

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

MCI INVESTMENT COMPANY
[signature]
SIGNATURE
Rachel A. Seifert, Vice-President
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE
9235100027

FILED
In the office of the Secretary of State of the State of California

FEB 20 1996

[signature]
BILL JONES, Secretary of State

5. RETURN ACKNOWLEDGMENT TO:

NAME / ADDRESS / CITY / STATE / ZIP CODE:
Helene Waldo
Columbia/HCA Healthcare Corp.
One Park Plaza
Nashville TN 37203

SEC/STATE REV. 1/93

FORM LP-2 — FILING FEE: $15.00

State of California
Secretary of State
Bill Jones

ENDORSED - FILED
in the office of the Secretary of State
of the State of California

MAR 0 1 2002

BILL JONES, Secretary of State

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT – Read instructions before completing this form.

This Space For Filing Use Only

1. SECRETARY OF STATE FILE NUMBER 199235100027
2. NAME OF LIMITED PARTNERSHIP Columbia ASC Managment, L.P.

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION MCA Investment Company

G. GENERAL PARTNER ADDED
NAME Medical Care America, LLC
ADDRESS One Park Plaza
CITY Nashville STATE TN ZIP CODE 37203

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS C T Corporation System

J. IF AN INDIVIDUAL, CALIFORNIA STREET ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

[signature]	Vice President of Medical Care America, general partner	John M. Franck II	2/22/02
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

OFFICE OF THE SECRETARY OF STATE

SEC/STATE (REV. 10/98)

FORM LP-2 - FILING FEE: $30.00
Approved by Secretary of State

CA069 - C T System Online